Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Growth Fund

(the “Fund”)

Supplement dated March 9, 2018, to the Fund’s

Summary Prospectus dated October 1, 2017, as amended

In the section entitled “Fund Summary: Growth Fund – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Scott Wilson, CFA Vice President and Portfolio Manager	2016
Richard Weiss Chief Investment Officer, Multi-Asset Strategies, Senior Vice President and Senior Portfolio Manager	2016
Gregory J. Woodhams, CFA Co-Chief Investment Officer, Growth Equity, Senior Vice President and Senior Portfolio Manager	2007
Justin M. Brown, CFA Vice President and Portfolio Manager	2016
Keith Lee, CFA Vice President and Senior Portfolio Manager	2016
Michael Li Vice President and Portfolio Manager	2016
Jeffrey Bourke, CFA Portfolio Manager	2016
Yulin Long, CFA Vice President, Portfolio Manager, and Senior Quantitative Analyst	2016
Tsuyoshi Ozaki Portfolio Manager	2017
Rajesh Gandhi, CFA Vice President and Senior Portfolio Manager	2016
James G. Gendelman Vice President and Portfolio Manager	2016
Jim Zhao Vice President and Portfolio Manager	2018

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.